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                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

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                    of the Securities Exchange Act of 1934


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                          RJR Nabisco Holdings Corp.

               (Name of Registrant as Specified In Its Charter)

                          RJR Nabisco Holdings Corp.

                  (Name of Person(s) Filing Proxy Statement)

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RJR NABISCO                                  News Release


                           RJR NABISCO SHAREHOLDERS:

                       LOOK WHAT BENNETT LeBOW HAS DONE
                                FOR YOU LATELY


Last Tuesday, Bennett LeBow announced his latest reckless ploy to gain control of RJR Nabisco.

By close of business Friday, the market value of RJR Nabisco and other tobacco-related stocks had fallen by almost $7 billion.

Here's what the experts had to say:

"Bennett LeBow is going to look after his own interests to the absolute exception of everything else, including his shareholders and employees."

         -     Tom Hoens, Fitch Investors Service, Bloomberg

He's trying to do the best for himself, with morals aside."

         -     Stephen Yacktman, Yacktman Asset Management,
Bloomberg

"He will be perceived as willing to trade away a percentage of RJR's profits and destroy the (tobacco) industry's decades of take-no-prisoners litigation approach for his personal gain."

         -     Diana Temple, Solomon Brothers, Dow Jones News
Service*

"The underlying concerns that most shareholders have of self-dealing of Bennett LeBow and his board don't magically disappear."

         -     David Adelman, Dean Witter, Reuters

"This has nothing to do with tobacco litigation. It is pure and simply a ploy by Mr. LeBow."

         -     Arthur Cecil, T. Towe Price, USA Today

"I think he will do whatever he can think of to overturn the current management and try to take control of RJR. But in so doing, he is putting at risk a perfect litigation record."


         -     David Kolpak, Society Asset Management,
               The Washington Post


                   RJR Nabisco shareholders: Vote your proxy
                       for the RJR Nabisco board today.

                           You can't afford not to.

                               RJR Nabisco logo

Vote your WHITE proxy today. If you have any questions or need assistance in voting your WHITE proxy, please call:

         MACKENZIE
         PARTNERS, INC.                D.F. KING & CO., INC.

Toll-Free 800-322-2885                 Toll-Free 800-290-6430



               No permission has been sought or received to quote from, or refer to, published materials cited in this advertisement.

         * The Dow Jones News Service[Registered] is a registered trademark of Dow Jones & Company, Inc.